
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2003


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                               EDISON SCHOOLS INC.


             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-27817                 13-3915075
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

521 FIFTH AVENUE, 11TH FLOOR                                       10175
    NEW YORK, NEW YORK                                           (Zip Code)
  (Address of principal
    executive offices)


       Registrant's telephone number, including area code: (212) 419-1060


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

      On November 14, 2003, the Company issued a press release reporting that it had completed its previously disclosed merger with Shakespeare Acquisition
Corporation. As a result of the merger, Edison became a privately held corporation wholly owned by Shakespeare Acquisition LLC, and Edison's shares will no longer be listed on the Nasdaq National Market. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7(C). EXHIBITS.

      See Exhibit Index.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDISON SCHOOLS INC.


                                           /s/ Laura K. Eshbaugh
                                      ------------------------------------------
Date:  November 14, 2003                  Name:     Laura K. Eshbaugh
                                          Title:    Executive Vice President
                                                    and Secretary
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                                  EXHIBIT INDEX

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
Exhibit
Number                                    Document Description
------                                    --------------------
  99.1       Press release, dated November 14, 2003, issued by Edison Schools Inc., announcing completion of the previously disclosed merger with Shakespeare Acquisition Corporation.